SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934





         Date of Report (Date of earliest event reported): July 1, 1998


                          Powerhouse Technologies, Inc.
             (Exact name of registrant as specified in its charter)



       Delaware                   0-19322               81-0470853
       (State or other            (Commission           (I.R.S. Employer
       jurisdiction               File Number)          Identification No.)
       of incorporation)



            115 Perimeter Center Place, Suite 911, Atlanta, GA 30346
              (Address of principal executive offices and zip code)


                                 (770) 481-1800
              (Registrant's telephone number, including area code)

Item 5.  Other Events
         ------------

     On July 1, 1998, the Company announced that it expects to exceed consensus analysts' estimates for the second quarter ending June 30, 1998. Additionally, the Company reported on the status of its Sunland Park Casino opening and other business developments. A copy of the Company's Press Release making the announcement is attached as Exhibit 99.1 hereto.



Item 7.  Financial Statements and Exhibits
         ---------------------------------

         (c)  Exhibits.

                Exhibit 99.1         Company Press Release dated July 1, 1998





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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    POWERHOUSE TECHNOLOGIES, INC.



Date:  July 1, 1998                 /s/ Janet M. Bjork
                                    --------------------
                                    Janet M. Bjork
                                    Assistant Secretary
                                    (authorized to sign on behalf of Registrant)



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

                                  EXHIBIT INDEX


Exhibit                                                                   Page
Number   Description                                                      Number
------   -----------                                                      ------

99.1     Company Press Release dated July 1, 1998                            5



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